Income tax	9 Months Ended
May 31, 2025
Income Tax
Income tax

8.	Income tax

Income tax expense is recognized based on management’s estimate of the weighted average annual income tax rate expected for the full financial year. The maximum amount of tax losses that a business can utilize in Tanzania is 60% (2024 - 70%) of its taxable profit for the current year. The remaining 40% (2024 - 30%) of taxable profit is subject to a statutory tax rate of 30%. As a result, Buckreef Gold Company Limited’s (“Buckreef”) current income tax is calculated at an effective tax rate of 12% (2024 - 9%) until Buckreef’s tax loss carryforwards are fully utilized. Tax losses in Tanzania can only be utilized by the entity to which the tax losses relate to.

The carrying value of Buckreef’s Mineral Property, Plant and Equipment is higher than their tax written down values due to historical mining incentives in Tanzania and accelerated depreciation for tax purposes. The taxable temporary difference between the carrying value of Mineral Property, Plant and Equipment and its tax basis in excess of available tax loss carryforwards resulted in a deferred tax liability.

For the three months ended May 31, 2025, the Company recorded income tax expense of $1.1 million, comprised of current income tax expense of $0.2 million and deferred income tax expense of $0.9 million (2024 – $1.7 million income tax expense comprised of current income tax expense of $0.4 million and deferred income tax expense of $1.3 million). For the nine months ended May 31, 2025, the Company recorded income tax expense of $2.9 million, comprised of current income tax expense of $0.3 million and deferred income tax expense of $2.6 million (2024 – $3.8 million income tax expense comprised of current income tax expense of $0.8 million and deferred income tax expense of $3.0 million).